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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 23, 2002

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                      TransDigm Inc.                                         TransDigm Holding Company
-----------------------------------------------------------    ------------------------------------------------------
  (Exact name of registrant as specified in its charter)       (Exact name of registrant as specified in its charter)

                         Delaware                                                    Delaware
-----------------------------------------------------------    ------------------------------------------------------
             (State or other Jurisdiction of                              (State or other Jurisdiction of
              incorporation or organization)                              incorporation or organization)

                        34-1750032                                                  13-3733378
-----------------------------------------------------------    ------------------------------------------------------
           (I.R.S. Employer Identification No.)                        (I.R.S. Employer Identification No.)

26380 CURTISS WRIGHT PARKWAY, RICHMOND HEIGHTS, OHIO                                         44143
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(Address of principal executive offices)                                                  (Zip Code)

                                                  (216) 289-4939
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                               (Registrants' telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report.)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibit is filed herewith

         99.1       Press Release

ITEM 9.  REGULATION FD DISCLOSURE

         On May 23, 2002, TransDigm Inc. issued a press release announcing that it was contemplating a $75 million senior subordinated note offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANSDIGM HOLDING COMPANY



                                     By:    /s/ Gregory Rufus
                                         ---------------------------------------
                                          Gregory Rufus
                                          Chief Financial Officer


Date: May 23, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TRANSDIGM INC.



                                     By:    /s/ Gregory Rufus
                                         ---------------------------------------
                                          Gregory Rufus
                                          Chief Financial Officer

Date: May 23, 2002


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                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

99.1                                    Press Release.